______________________________________________________________________________
FIRST AMENDMENT TO THE
CO-PROMOTION AGREEMENT
by and between
DOVA PHARMACEUTICALS, INC.
and
BAUSCH HEALTH US, LLC
July 1, 2019

______________________________________________________________________________

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

FIRST AMENDMENT TO THE CO-PROMOTION AGREEMENT
This First Amendment (this “Amendment”) to the Co-Promotion Agreement is entered into on June 27, 2019 and effective as of July 1, 2019 (the “Amendment Effective Date”) by and between Dova Pharmaceuticals, Inc., a Delaware corporation (“Dova”), and Bausch Health US, LLC, formerly known as Valeant Pharmaceuticals North America LLC, a Delaware limited liability company (collectively, “Valeant”). Dova and Valeant are each referred to individually as a “Party” and together as the “Parties”.
RECITALS
WHEREAS, Dova and Valeant have entered in into a Co-Promotion Agreement dated September 26, 2018 (the “Agreement”), which by its terms may be amended upon the mutual consent of the Parties thereto; and
WHEREAS, Dova and Valeant desire to amend the terms of the Agreement as set forth herein;
NOW, THEREFORE, in consideration of the following mutual promises and obligations, and for other good and valuable consideration the adequacy and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.1    Extension of the Agreement. The Term of the Agreement shall be extended for an additional one (1) year until the fifth (5) year anniversary of the Effective Date and, accordingly, Section 12.1 is hereby deleted in its entirety and replaced with the following:
“This Agreement shall become effective as of the Effective Date and, unless earlier terminated as provided in this Article 12, shall extend until the fifth (5th) year anniversary of the Effective Date, namely September 26, 2023 (the “Term”).”
1.2    Amended Definitions. As of the Amendment Effective Date, the following definitions within the Agreement are struck and replaced with the following defined terms:
(a)    “Field” shall mean the treatment of thrombocytopenia in adult patients with chronic liver disease who are scheduled to undergo a procedure.
(b)    “Net Sales” shall mean, for an applicable period, the aggregate amount, without duplication, equal to the Specialty Pharmacy Net Sales for each SKU, the Retail Net Sales for each of the ten and fifteen count SKUs, if any, and the Non-Retail Net Sales for each of the ten and fifteen count SKUs.
(c)    “Non-Retail Institution” shall mean any institution (other than the Specialty Pharmacies, Retail Pharmacies and Intermediaries) to which Dova (or its Affiliates or its Intermediaries) sells and/or ships units of Product during the Term, which shall include group purchasing organizations (GPOs) within the Specialty, hospitals, clinics, long term care facilities and any outlets that are a member of an Integrated Delivery Network (IDN), and with which Dova or its Affiliates do not have data agreements which enables Dova to track shipments of

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Product from such institution to patients based on the Target Professional prescribing such Product.
(d)    “Non-Retail Net Sales” shall mean, for each of the ten and fifteen count SKUs of the Product:
(i) the number of units of such SKU of Products shipped by Dova (or its Affiliates or its Intermediaries) to the Non-Retail Institutions in the Territory during an applicable period (excluding any shipments in excess of one unit of either SKU shipped to such Non-Retail Institutions based on the initial orders from such Non-Retail Institutions):
MULTIPLIED BY
(ii) the applicable Specialty Fraction for such SKU of the Product for the applicable period,
MULTIPLIED BY
(iii) the applicable WAC for such SKU of the Product for the applicable period,
MULTIPLIED BY
(iv) the Gross to Net Fraction for such SKU of the Product for the applicable period.
(e)     “Retail Net Sales” shall mean, for each of the ten and fifteen count SKUs of the Product:
(i) the number of units of such SKU of the Product shipped from Retail Pharmacies to patients based on prescriptions written by the Specialty in the Territory (as determined by data reported by data aggregator) or such other data source with which Dova enters into an agreement at its cost),
MULTIPLIED BY
(ii) the applicable WAC for such SKU of the Product for the applicable period,
MULTIPLIED BY
(iii) the Gross to Net Fraction for such SKU of the Product for the applicable period.
(f)    “Specialty” shall mean (i) Target Professionals with a primary or secondary specialty designation of Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology (excluding any such Target

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Professionals with a primary or secondary specialty designation of Hematology or Oncology, in each case, as determined by data reported by Dova’s Third Party Data Source, subject to any adjustments determined pursuant to the process set out in Section 6.5, and (ii) all healthcare professionals with Nurse, Nurse Practitioner or Physician Assistant specialty designations and no other primary or secondary specialty designations as determined by data reported by Dova’s Third Party Data Source, that are affiliated (e.g. as determined using the Target Professionals primary address within such Third Party Data Source) with any Target Professionals identified in subsection (i) above, as adjusted pursuant to the process set out in Section 6.5, whether or not affiliated with another Target Professional.
(g)    “Specialty Fraction” shall mean, for each of the ten and fifteen count SKUs of the Product, a fraction (i) the numerator of which is the number of units of such SKU of the Product shipped from the Specialty Pharmacies or the Retail Pharmacies to patients based on prescriptions written by the Specialty in the Territory (as determined by data reported pursuant to agreements between Dova (or its Affiliates) and the Specialty Pharmacies or the data aggregators, applicable), and (ii) the denominator of which is the number of units of such SKU of the Product shipped from the Specialty Pharmacies or the Retail Pharmacies to all patients in the Territory (namely based on prescriptions written by the Specialty and outside the Specialty) (as determined by data reported pursuant to agreements between Dova (or its Affiliates) and the Specialty Pharmacies or the data aggregators, as applicable).
(h)    “Specialty Pharmacy Net Sales” shall mean, for each of the ten and fifteen count SKUs of the Product:
(i) the number of units of such SKU of the Product shipped from the Specialty Pharmacies to all patients based on prescriptions written by the Specialty in the Territory during an applicable period (as determined by data reported pursuant to agreements between Dova (or its Affiliates) and the Specialty Pharmacies or the data aggregators, as applicable); and
MULTIPLIED BY
(ii) the applicable WAC for such SKU of the Product for the applicable period,
MULTIPLIED BY
(iii) the Gross to Net Fraction for such SKU of the Product for the applicable period.
1.2    Additional Definitions. As of the Amendment Effective Date, the following definition shall be added to the Agreement:
1.2.1    “Marketing Activities” shall mean presentations with respect to the Product in the Specialty in the Field in the Territory made at conventions, exhibit booths, educational programs or speaker meetings, or similar gatherings, as well as the creation, production, and distribution of Product Materials.

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.3    As of the Amendment Effective Date, the definition of “Compensation Report” in Section 1.13 of the Agreement and each of Sections 3.3.7 and 4.2.2(b) of the Agreement, and any uses of such definition and any references to such Sections within the Agreement, are hereby deleted in their entirety.
1.4    As of the Amendment Effective Date, Section 3.3.2 of the Agreement is hereby deleted in its entirety and replaced with the following:
“provide a forum to discuss and coordinate the promotion and marketing of the Product in the Territory, including in and outside the Specialty and in and outside the Field;”
1.5    As of the Amendment Effective Date, Section 3.5.2 of the Agreement, and any references to such Section within the Agreement, is hereby deleted in its entirety.
1.6    As of the Amendment Effective Date, Section 4.1.3 of the Agreement titled “Target Incentive Compensation,” and any references to such Section within the Agreement, is hereby deleted in its entirety.
1.7    As of the Amendment Effective Date, Section 4.1.5 of the Agreement is hereby amended to delete in its entirety the following language from the second sentence of that Section: “the appropriate portion of such institutional account managers’ target incentive compensation to be derived from sales of the Product”.
1.8    As of the Amendment Effective Date, Section 4.2.1 (a) of the Agreement is hereby deleted in its entirety and replaced with the following:
4.2.1    Detail Requirements; Marketing Activities.
(a)    Commencing promptly upon completion of training of the Field Force Personnel that are engaged in Detailing the Product as described in Section 4.4.1 (but on the condition that Promotional Materials have been approved and delivered), Valeant shall deploy its Field Force Personnel that are engaged in Detailing to Detail the Product in accordance with the terms of this Agreement. In addition, commencing with the Amendment Effective Date, Valeant shall have the right, but not the obligation, to conduct the Marketing Activities, at its own costs. Subject to compliance with the terms of this Agreement, Valeant shall be responsible, in its discretion, acting reasonably, for determining the manner in which it allocates and prioritizes the Details and Marketing Activities, provided that, in so allocating the Details, Valeant shall take into consideration geographic territory, frequency of calls, prescribing levels and other reasonable considerations. Except as set forth in this Agreement, without the prior written consent of Dova (not to be unreasonably withheld, delayed or conditioned), Valeant shall not conduct any Valeant Activities, other than Detailing and Marketing Activities, with respect to the Product.
1.9    As of the Amendment Effective Date, Section 4.2.1 (e) of the Agreement is hereby deleted in its entirety.

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.10    As of the Amendment Effective Date, Section 4.2.2(a) is hereby amended to delete, in its entirety, the following language in the third sentence of that Section: “that have incentive compensation packages that comply with the terms of Section 4.1.3”.
1.11    As of the Amendment Effective Date, Section 4.4.1 of the Agreement titled “Training, Training Materials and Promotional Materials,” is hereby deleted in its entirety and replaced with the following:
4.4.1 Training, Training Materials and Promotional Materials.
(a)    Subject to the terms of this Section 4.4.1, if Valeant wishes to utilize any Product Materials in connection with the Valeant Activities, Valeant shall prepare and create the content for use by Valeant in the Field in the Territory for (i) all Product training materials for Field Force Personnel (the “Product Training Materials”) and (ii) all Product marketing and educational materials (the “Promotional Materials”) (the Product Training Materials and the Promotional Materials, collectively, the “Product Materials”). Once prepared and created by Valeant and approved by Valeant, the content of the Product Materials shall be provided by Valeant to Dova in advance of the Valeant Activities to allow for Dova to review such content and provide feedback to Valeant in advance of use of the Product Materials. Promptly after receipt of such Product Materials, Dova shall provide to Valeant any comments and/or proposed revisions to such Product Materials, which comments and revisions Valeant shall reasonably consider so long as Valeant deems such suggestions are acceptable in the promotion of the Product for use in the Field in the Territory; provided that in any event, to the extent that Valeant reasonably believes that such changes are not in compliance with Applicable Law, the Regulatory Approval for the Product or the applicable Product Labeling, then Valeant shall not be required to incorporate any such suggestions from Dova in the Product Materials (provided that Valeant shall not be entitled to use any Product Materials not otherwise approved by Dova, as further described below). In the event of any disagreement between the Parties regarding any feedback received from Dova with respect to the Product Materials, Dova shall have the right to conclusively determine such matter. If Dova has provided comments to Valeant on the Product Materials and Valeant accepts some or all of such comments, then, once revised, Valeant shall provide to Dova the revised versions of such Product Materials for further review by Dova, in accordance with the terms and timelines of this Section 4.4.1(a) above. Valeant shall use only Product Materials approved by Dova in the performance of Valeant Activities under this Agreement; provided, however, that Valeant shall not be required to use any Product Materials that have not been approved by Valeant or for which there was a disagreement respecting comments made by Dova and Dova has exercised its right to conclusively determine the matter in a way with which Valeant disagrees and nothing herein shall require Valeant to use all Product Materials created or prepared by Dova or by Valeant and Valeant reserves the right not to use certain Product Materials. The content of Product Materials shall not be modified or changed by Valeant or Field Force Personnel at any time without the prior written approval of Dova in each instance. Provided that any Product Materials for use by Valeant in the Field in the Territory comply with the process within this Section 4.4.1 (a), Dova shall be solely responsible for ensuring that the Product Materials for use by Valeant in the Field in the Territory are in compliance with the Regulatory Approval for the Product, the Product Labeling and Applicable Law; and, in all other cases, in the event Valeant uses any Product Materials, Valeant shall be solely

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

responsible for ensuring that the Product Materials for use by Valeant in the Field in the Territory are in compliance with the Regulatory Approval for the Product, the Product Labeling and Applicable Law. Valeant shall be responsible for the costs and expenses of creation and development of the Product Materials for use in the Field in the Territory by Valeant and Valeant shall be responsible for the costs and expense of reproduction, printing and delivery of the Product Materials for use in the Field in the Territory to and for Valeant. The Parties will coordinate the production and delivery of Product Materials to allow sufficient internal and field force review time to accommodate scheduled training meetings and distribution to Field Force Personnel that are engaged in Detailing and Marketing Activities. In the event that Dova incurs costs and expenses for which Valeant is responsible under this Section 4.4.1, Dova may deduct such amounts from the payments due under Section 6.3 and shall include a description thereof in the applicable report under Section 6.3. Promptly after the Effective Date, the Parties will collaborate to finalize the Product Materials in accordance with this Section 4.4.1(a), as soon as reasonably practical.
(b)    Commencing with the Promotional Materials to be used for Calendar Year 2019 and for the remainder of the Term, Valeant and Dova shall meet to discuss the content of such Promotional Materials in order to ensure that such Promotional Materials appropriately address any messaging that may be desired for the Target Professionals in the Specialty. Such discussions may take place in the forum of the JSC. Valeant shall in good faith reasonably consider all comments and suggestions of Dova regarding the Promotional Materials.
1.12    As of the Amendment Effective Date, Section 4.4.2 of the Agreement titled “Training, Training Materials and Promotional Materials,” is hereby deleted in its entirety and replaced with the following:
“Ownership of Product Materials. As between the Parties, Dova shall own all right, title and interest in and to any Product Materials (and all content contained therein, other than the Valeant Property) and any Product Labeling (and all content contained therein), including applicable copyrights and trademarks (other than any name, trademark, trade name or logo of Valeant or its Affiliates that may appear on such Product Materials or Product Labeling), and to the extent Valeant (or any of its Affiliates) obtains or otherwise has a claim to any of the foregoing, Valeant hereby assigns (and shall cause any applicable Affiliate to assign) all of its right, title and interest in and to such Product Materials (and content) and Product Labeling (and content) (other than the Valeant Property and any name, trademark, trade name or logo of Valeant or its Affiliates that may appear on such Product materials or Product Labeling) to Dova and Valeant agrees to (and shall cause its applicable Affiliate to) execute all documents and take all actions as are reasonably requested by Dova to vest title to such Product Materials (and content, other than the Valeant Property) and Product Labeling (and content) in Dova (or its designated Affiliate).”
1.13    As of the Amendment Effective Date, the last sentence of Section 5.10 of the Agreement titled “Manufacturing; Distribution; Marketing,” is hereby deleted in its entirety and replaced with the following:

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Other than as set forth in this Agreement, Dova shall be responsible for all marketing of the Product in the Territory, in its discretion and at its own costs; provided that, during the Term, Dova shall, at its own costs, continue to maintain the applicable reimbursement hub that is used for the Product in the Field in the Territory.”
1.14     Section 6.1.1 of the Agreement titled “Calculation of Promotion Fee,” is hereby deleted in its entirety and replaced with the following:
“6.1.1    Calculation of Promotion Fee.
(a)    Commencing with the Calendar Quarter commencing on October 1, 2018 until conclusion of the Calendar Quarter commencing on April 1, 2019, as consideration for the Valeant Activities performed by Valeant, Dova shall pay Valeant a promotion fee based on annual Net Sales, calculated as follows:
(i)    For any portion of Net Sales up to and equal [***] in a Calendar Year, an amount equal to [***] of such portion of Net Sales;
(ii)    For any portion of Net Sales in excess of [***] and up to and equal [***] in a Calendar Year, an amount equal to [***] of such portion of Net Sales; and
(iii)    For any portion of Net Sales in excess of [***] in a Calendar Year, [***] of such portion of Net Sales.
(b)    Commencing with the Calendar Quarter commencing on July 1, 2019, as consideration for the Valeant Activities performed by Valeant, Dova shall pay Valeant [***] of any portion of annual Net Sales during the Term.
1.15    As of the Amendment Effective Date, Section 6.1.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“If the aggregate actual number of Details for the Product made by the Sales Representatives for a Calendar Quarter is less than the Quarterly Minimum Details for such Calendar Quarter, then in calculating the promotion fee due under Section 6.1.1, the Applicable Percentage for such Calendar Quarter shall be reduced to a new percentage equal to [***]; provided that, if the aggregate actual number of Details for the Product made by the Sales Representatives for such Calendar Quarter is at least [***] of the Quarterly Minimum Details for such Calendar Quarter, then the promotion fee due under Section 6.1.1 shall not be reduced for such Calendar Quarter and Valeant shall be entitled to carryforward to (and attempt to make in) the subsequent Calendar Quarter the number of details equal to the difference between the aggregate actual number of Details for the Product made by the Sales Representatives for such current Calendar Quarter and the Quarterly Minimum Details for such current Calendar Quarter (such number of details, the “Carryforward Details”); provided further that, if, the aggregate actual number of

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Details for the Product made by the Sales Representatives for such subsequent Calendar Quarter is less than an amount equal to the sum of the Quarterly Minimum Details for such subsequent Calendar Quarter plus the Carryforward Details, then in calculating the promotion fee due under Section 6.1.1, for such subsequent Calendar Quarter the Applicable Percentage for such subsequent Calendar Quarter shall be reduced to a new percentage equal [***].”
1.16    As of the Amendment Effective Date, Section 6.5 of the Agreement titled “Determination of Specialty,” is hereby deleted in its entirety and replaced with the following:
6.5    Determination of Specialty. Dova and Valeant acknowledge and agree the intent of this Section 6.5 is to ensure Valeant receives the Promotion Fee on Net Sales only within the Field in the Territory (the “Intent”). Notwithstanding the foregoing process described within this Section 6.5, either if Dova has a reasonable belief that Valeant may receive credit for Net Sales outside the Field or if Valeant has a reasonable belief that Valeant may not receive credit for Net Sales within the Field, Dova and Valeant, each at its own costs, will make all reasonable efforts to work collaboratively, and in good faith, to refine, modify and enhance such process in order to achieve the Intent, which refinements, modifications and enhancements may include, but not be limited to, contacting offices at the primary address of Target Professionals, use of field intelligence, use of available alternate data sources and use of new technologies.
6.5.1 No later than [***] (or in the case of the first full Calendar Quarter following the Amendment Effective Date, promptly following the Amendment Effective Date), Dova shall provide Valeant with a list of Target Professionals in the Territory, together with their primary and secondary specialty designation, as generated by Dova’s Third Party Data Source. Promptly following receipt by Valeant of such list, but no later than [***] after receipt of the list of Target Professionals, Valeant may present to Dova a list of Target Professionals that, acting in good faith, it reasonably believes have a primary specialty designation of Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology. For greater certainty, this list may include, but not be limited to, Target Professionals with a primary specialty designation of Gastroenterology, Colorectal Surgery, Proctology Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology and a secondary specialty designation of Hematology or Oncology, for which Valeant wishes to confirm the primary specialty.
6.5.2 Promptly following receipt by Dova of such list from Valeant, the Parties shall meet and discuss, acting reasonably and in good faith, such list and their appropriate primary specialty. If the parties agree that the Target Professional included on such list has (or should have) a primary specialty designation of Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology then Dova will submit an inquiry to Dova’s Third Party Data Source for each such Target Professional, requesting that Dova’s Third Party Data Source conduct an investigation to determine the primary specialty designation of each

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

such Target Professional. In addition, if the Parties do not agree, but Valeant, acting reasonably and in good faith, still believes that the Target Professional has (or should have) a primary specialty designation of Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology then Dova will submit an inquiry to Dova’s Third Party Data Source for each such Target Professional, requesting that Dova’s Third Party Data Source conduct an investigation to determine the primary specialty designation of each such Target Professional. The Parties shall equally share in the incremental costs to Dova of any such investigations by Dova’s Third Party Data Source. For greater certainty, if, under Dova’s agreement with Dova’s Third Party Data Source, Dova is entitled to a certain number of investigations at no additional cost, and such investigations requested by Valeant causes Dova to incur additional costs that it would not have, but for such investigations requested by Valeant, then Valeant shall still be required to share in any costs of investigations (pursuant to Dova’s Third Party Data Source’s standard rates) that would otherwise be a no-cost investigations. In the event that Dova incurs costs for which Valeant is responsible under this Section 6.5, Dova may deduct such amounts from the payments due under Section 6.3 and shall include a description thereof in the applicable report under Section 6.3.
6.5.3 In the event that Dova’s Third Party Data Source agrees to conduct such investigation, and then based on the results of such investigation, Dova’s Third Party Data Source changes the primary designation of the Target Professional to Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), and Interventional Radiology or, in the case of those Target Professionals with a primary specialty designation of Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology and a secondary specialty designation of Hematology or Oncology, confirms that the primary specialty designation should remain Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology, then, commencing with the Calendar Quarter in which such investigations were conducted, such Target Professionals shall be deemed to be in the Specialty (regardless of whether their secondary specialty designation remains or becomes Hematology or Oncology). In the event that, following such investigation, Dova’s Third Party Data source does not change the primary specialty designation to Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology or, or, in the case of those Target Professionals with a primary specialty designation of Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology and a secondary specialty designation of Hematology or Oncology, changes the primary specialty designation to a specialty other than Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology (including to Hematology or Oncology), then those Target Professionals shall be deemed not to be in the Specialty. For those Target Professionals that were not the subject of an inquiry to or an investigation by Dova’s Third Party Data Source, then the specialty designations set out in the original list generated by Dova’s Third

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Party Data Source shall apply for such Calendar Quarter, namely those Target Professionals that have either a primary or a secondary specialty designation of Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology and that do not have either a primary or a secondary specialty designation of Hematology or Oncology shall be deemed to be in the Specialty.
6.5.4 The process described in this Section 6.5 shall be repeated for each Calendar Quarter of the Term; provided, however, that, pursuant to the process described above, if Dova’s Third Party Data Source has confirmed that a Target Professional’s primary specialty designation should be or should remain Gastroenterology, Colorectal Surgery, Proctology, Hepatology (including Transplant Hepatology), or Interventional Radiology it is not necessary for Valeant to seek this confirmation in subsequent Calendar Quarters; provided, further, that, if Dova’s Third Party Data Source is subsequently updated (by Dova or any Third Party) to change the specialty designation (primary or secondary) of a Target Professional, pursuant to a request by Dova or a Third Party, then the process described in this Section 6.5 shall be repeated with respect to such Target Professional. In the event that, pursuant to the process described above, Dova’s Third Party Data Source has confirmed that a Target Professional’s primary and secondary specialty designation shall remain the same primary and secondary specialty designations, such Target Professional’s primary and secondary specialty designation cannot be included in the next subsequent Calendar Quarter.
1.17    As of the Amendment Effective Date, Section 10.3 of the Agreement is hereby amended by adding the following sentence at the end of that Section:
“FURTHER, EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH IN THIS AGREEMENT, VALEANT MAKES NO REPRESENTATIONS AND NO WARRANTIES REGARDING THE EXPECTED OR ACTUAL RESULTS OF ITS EFFORTS HEREUNDER, INCLUDING WHETHER THE VALEANT ACTIVITIES (INCLUDING THE DETAILING AND MARKETING ACTIVITIES) WILL RESULT IN ANY SALES OF ANY PRODUCT IN THE FIELD IN THE TERRITORY. NOTHWITHSTANDING THE FORGOING, NOTHING WITHIN THIS SECTION SHALL AMEND, MODIFY OR REDUCE THE RIGHTS AND OBLIGATIONS OF THE PARTIES CONTAINED WITHIN THIS AGREEMENT.”

1.18    Additional Early Termination. The following Sections shall be added to the Agreement:
12.3.3 Either Party shall have the right to terminate this Agreement before the end of the Term upon [***] written notice to the other Party delivered within [***] after the conclusion of Calendar Year commencing on [***], in which the Net Sales in such Calendar Year are less than [***] (and any such termination shall become effective at the end of such [***] period); provided that Valeant shall not have the right to terminate

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

this Agreement pursuant to this Section 12.3.3 for which any Quarterly Average Sales Force Size within such Calendar Year is less than [***] Sales Representatives.
12.3.4 Either Party shall have the right to terminate this Agreement before the end of the Term upon [***] written notice to the other Party delivered within [***] after the conclusion of any Calendar Year, beginning with the Calendar Year commencing on [***], in which the Net Sales in such Calendar Year are less than [***] (and any such termination shall become effective at the end of such [***] period); provided that Valeant shall not have the right to terminate this Agreement pursuant to this Section 12.3.4 with respect to any Calendar Year for which any Quarterly Average Sales Force Size within such Calendar Year is less than [***] Sales Representatives.
1.19    Upon execution, this Amendment shall be made a part of the Agreement and shall be incorporated by reference herein. In the event of any conflict between the provisions set forth in the Agreement and this Amendment, the provisions of this Amendment shall govern and control.
1.20    Except as modified herein, all terms and conditions of the Agreement shall remain in full force and effect.
1.21    All capitalized terms used but not otherwise defined herein shall have their definitions in the Agreement.
[signature page follows]

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[Signature page to First Amendment to Co-Promotion Agreement]
IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.
DOVA PHARMACEUTICALS, INC.
By: /s/ David S. Zaccardelli
Name: David S. Zaccardelli
Title: President & CEO
BAUSCH HEALTH US, LLC
By: /s/ Mark McKenna
Name: Mark McKenna
Title: President, Salix

CERTAIN INFORMATION HAS BEEN EXCLUDED FROM THIS AGREEMENT (INDICATED BY “[***]”) BECAUSE SUCH INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.